UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

   Nevada            000-54529          45-3849662
(State or Other Jurisdiction of Incorporation)      (Commission File Number) (I.R.S. Employer Identification No.)

411 University Ridge, Suite D, Greenville, South Carolina 29601
(Address of Principal Executive Offices) (Zip Code)

   (864) 751-4880
(Registrant's Telephone Number, Including Area Code)

   Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2012, SCIO Diamond Technology Corporation (the “Company”) entered into Qualified Stock Option Grant Agreements (collectively, the “Agreements”) with certain of its executive officers (the “Optionees”) pursuant to which such executive officers were granted options (collectively, the “Options”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) under the terms of the SCIO Diamond Technology Corporation 2012 Share Incentive Plan (the “Plan”).  Under certain of the Agreements, the Company granted to Joseph D. Lancia, the Company’s Chief Executive Officer, an option to purchase up to 2,500,000 shares of Common Stock; to Charles D. Nichols, the Company’s Chief Financial Officer, an option to purchase up to 250,000 shares of Common Stock; and to Michael W. McMahon, the Company’s Chief Operating Officer, an option to purchase up to 300,000 shares of Common Stock, with each such option being subject to the achievement of certain performance milestones by the Company (collectively, the “Incrementally Vested Options”).  Under certain of the Agreements, the Company also granted to Mr. Lancia an option to purchase up to 500,000 shares of Common Stock; to Mr. Nichols an option to purchase up to 175,000 shares of Common Stock; and to Mr. McMahon an option to purchase up to 300,000 shares of Common Stock, with each of these options vesting immediately upon execution of such Agreements (collectively, the “Immediately Vested Options” and, together with the Incrementally Vested Options, the “Options”).  The Options are intended to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code.  The exercise price for each Option is $0.70 per share (the “Exercise Price”).  The Options expire on the last business day preceding the three year anniversary of the grant date (the “Expiration Date”) unless fully exercised or terminated earlier.

The Incrementally Vested Options vest incrementally upon the achievement of certain performance milestones by the Company, as set forth below, and shall remain vested provided that each respective Optionee remains in the continuous employ of, or in a service relationship with, the Company from the grant date through the applicable vesting date.   The vesting schedule is as follows:

Percentage of Option Vested	Performance Milestone
10%	Delivery of ten machines to South Carolina production
20%	Production of 1,000 gross carats
30%	Achievement of one-month positive operating cash flow
40%	Achievement of two consecutive quarters of profitability

The Options are generally exercisable, whether or not vested, in whole or in part at any time prior to the Expiration Date or earlier termination of the Options in accordance with the Plan or the Agreements. Notwithstanding the above, the Options may not be exercised at any time that the Company does not have in effect a registration statement under the Securities Act of 1933 (the “Securities Act”) relating to the offer of Common Stock to the Optionees under the Plan, unless the Company agrees to permit such exercise.   Upon the issuance of any shares of Common Stock pursuant to the exercise of an Option, the Optionee must, upon the request of the Company, agree not to sell, pledge, or otherwise dispose of such shares unless (i) the Company is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act, or the rules and regulations thereunder, is not required; (ii) the SEC issues a no-action letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of the Company’s counsel, required for the lawful disposition of such shares has been filed with the SEC and has become effective (provided, however, that the Company is not obligated to file any such registration or notification).  In addition, the shares issued upon the exercise of any Option are subject to the repurchase by the Company for an amount equal to the Exercise Price (i) upon the occurrence of “misconduct” by the Optionee; or (ii) if the Options were not vested when they were exercised, upon the occurrence of any event that would have resulted in the termination of those Options under the Plan and the Agreement if those Options had not been exercised.  The Company may legend the certificates for the shares of Common Stock issued upon exercise of the Options accordingly.

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If an Optionee ceases to be employed by, or in a service relationship with, the Company for any reason other than death, disability, or discharge for Cause (as defined in the Agreement), all unvested Options shall terminate immediately and all vested Options shall remain exercisable for 30 days following such cessation (but in no event later than the Expiration Date).   If an Optionee dies prior to the expiration or termination of the Options, the unvested Options shall terminate immediately and all vested Options shall remain exercisable for one year following the Optionee’s death (but in no event later than the Expiration Date) by the Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.  If an Optionee ceases to be employed by, or in a service relationship with, the Company as result of Optionee’s disability, the unvested Options shall terminate immediately and all vested Options shall remain exercisable for one year following such cessation (but in no event later than the Expiration Date).  Notwithstanding anything to the contrary, the Options shall immediately terminate in their entirety, whether or not they have vested, upon Optionee’s discharge of employment or other service relationship for Cause (as defined in the Agreement) or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud or misappropriation of funds or property of the Company, or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of invention, or other similar agreement executed by Optionee for the benefit of the Company.

In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, appropriate substitutions for or adjustments to the number, kind, and price of shares covered by the Options may be made.  All unvested portions of the Options immediately vest upon a Change of Control Event (as defined in the Plan), except in the event that provision is made in connection with the Change of Control Event for the continuation or assumption of the Options by, or for the substitution of equivalent options with respect to, the surviving or successor entity or a parent thereof, and shall be exercisable in accordance with the Plan, unless the acceleration of vesting in connection with a Change of Control Event is otherwise limited under the Plan.

The Options are not transferable other than by will or the laws of descent and distribution, pursuant to qualified domestic relations order as defined in the Code, or as otherwise permitted by the Company.  The Optionees do not have any rights of a stockholder of the Company with respect to the shares of Common Stock that may be issued upon the exercise of the Options until such shares of Common Stock have been issued upon the due exercise of the Options.

The Options are be subject to all the terms and conditions of the Plan as well as the Agreements.  The Plan was adopted on May 7, 2012.  A total of up to 5,000,000 shares (subject to adjustment) may be issued under the Plan.  The Plan is an omnibus plan that allows for the issuance of stock options, stock appreciation rights, phantom stock, and other stock-based awards.

In addition to the granting of the Options as described above, on April 25, 2012, the Board of Directors of the Company awarded to Mr. Lancia a discretionary cash bonus in the amount of $100,000 for his services to the Company in 2011, such bonus to be paid in three equal monthly installments beginning on May 11, 2012.  On May 11, 2012the Company paid to Mr. Lancia the first of such installments, and the Company intends to make the second and final installment payments to Mr. Lancia on June 8 and July 6, 2012, respectively.

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Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that reflect the Company's current views with respect to certain future events. Forward looking statements made by penny stock issuers such as the Company are excluded from the safe harbor in Section 21E of the Securities Exchange Act of 1934.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those anticipated.  Such risk and uncertainties include, without limitation: (1) if the Company is not able to obtain further financing, its business operations may fail, (2) the Company has not generated any meaningful revenues, and as a result, faces a high risk of business failure, (3) the Company's lack of diversification increases the risks associated with the Company's business and an investment in the Company, and the Company's financial condition may deteriorate rapidly if it fails to succeed in developing the Company's business, (4) the Company may not effectively execute the Company's business plan or manage the Company's potential future business development, (5) the Company's business could be impaired if it fails to comply with applicable regulations, (6) the Company may not be able to attract and maintain key management personnel to manage the Company or laboratory scientists to carry out the Company's business operations, which could have a material adverse effect on the Company's business, (7) the ADGC Transaction, as described in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 15, 2012,  may not be consummated due to, among other potential reasons, an inability of the Company and ADGC to reach agreement on final terms, (8) the Company may expend a substantial amount of time and resources in connection with its review and restatement of its previously filed financial statements and other disclosures and the transactions related thereto, and in connection with responding to potential inquiries or legal actions by the Securities and Exchange Commission or stockholders, which may impair the Company's ability to raise capital and to operate its business, and (9) the Company is continuing to review its previously filed financial statements and other disclosures, which may result in findings that require additional financial statement adjustments and other disclosure amendments, and despite the Company's current efforts the Company cannot currently state when it will be able to provide reliable financial statements and other disclosures.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. You are also urged to review and consider carefully the various disclosures made hereafter by the Company from time to time with the Securities and Exchange Commission filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:           /s/ Charles G. Nichols
Name:           Charles G. Nichols
Title:           Chief Financial Officer

Dated: June 1, 2012

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